Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 23, 2025, is entered into by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), HUDSON TECHNOLOGIES, INC., a New York corporation (“Parent”), HUDSON HOLDINGS, INC., a Nevada corporation (“Hudson Holdings”), HUDSON TECHNOLOGIES COMPANY (formerly known as Aspen Refrigerants, Inc.), a Delaware corporation (“Hudson Technologies”, and together with Hudson Holdings, each, a “Borrower” and individually and collectively, the “Borrowers”), and the Lenders (as defined below) party hereto, and acknowledged and agreed to by each of the Guarantors (as defined in the Credit Agreement referred to below) identified on the signature pages hereof.

RECITALS

A.            Parent, Borrowers, the lenders party thereto from time to time (collectively, the “Lenders”) and Agent, have previously entered into that certain Amended and Restated Credit Agreement, dated as of March 2, 2022 (as amended by that certain First Amendment to Amended and Restated Credit Agreement and Limited Consent, dated as of June 6, 2024, as amended by that certain Second Amendment to Amended and Restated Credit Agreement, dated as of October 23, 2024, and as the same may be further amended, amended and restated, restated, supplemented, modified, or otherwise in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

B.             Borrowers have requested that Agent and the Lenders amend the Credit Agreement, and Agent and the Lenders party hereto have agreed to do so pursuant to the terms and conditions set forth herein.

C.             The Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement or the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Amendments to Credit Agreement.

(a)                The second “WHEREAS” clause in the recitals to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

WHEREAS, the Borrowers have requested (i) that the Existing Credit Agreement be amended and restated in its entirety and (ii) that the Lenders extend credit to the Borrowers in the form of a revolving line of credit on and/or after the Closing Date in an aggregate principal amount equal to $75,000,000, it being understood and agreed that, as of the Third Amendment Effective Date, the aggregate principal amount of the revolving line of credit was reduced from $75,000,000 to $40,000,000.

(b)                The below definition is hereby inserted into Section 1.1 of the Credit Agreement in its appropriate alphabetical order to read in its entirety as follows:

“Third Amendment Effective Date” means June 23, 2025.

(c)                The definition of Available Increase Amount in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Available Increase Amount” means, as of any date of determination, an amount equal to $0.

(d)                Clause (b)(i) of the definition of Borrowing Base in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)                 (I) during any Increased Inventory Period, $40,000,000 and (II) at all other times, $35,000,000, and

(e)                The definition of Increased Reporting Event in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Increased Reporting Event” means if at any time Excess Availability is less than the greater of (a) 10.0% of the Maximum Revolver Amount and (b) $4,800,000.

(f)                 The definition of Letter of Credit Sublimit in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Letter of Credit Sublimit” means $1,500,000.

(g)                The definition of Maximum Revolver Amount in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maximum Revolver Amount” means $40,000,000, decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) of this Agreement and increased by the amount of any Increase made in accordance with Section 2.14 of this Agreement.

(h)                Clause (b)(i)(y) of the definition of Payment Conditions in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(y) after giving effect to such Acquisition or such Share Repurchase Program, as applicable, is not less than the greater of (A) 40.0% of the Maximum Revolver Amount, and (B) $12,800,000, or

(i)                 Clause (b)(ii)(y) of the definition of Payment Conditions in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(y) after giving effect to such Acquisition or such Share Repurchase Program, as applicable, is not less than the greater of (A) 30.0% of the Maximum Revolver Amount, and (B) $9,600,000, and

(j)                 The first sentence of Section 2.3(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

In the case of a Revolving Loan and so long as any of (i) the aggregate amount of Swing Loans made since the last Settlement Date, minus all payments or other amounts applied to Swing Loans since the last Settlement Date, plus the amount of the requested Swing Loan does not exceed $4,800,000, or (ii) Swing Lender, in its sole discretion, agrees to make a Swing Loan notwithstanding the foregoing limitation, Swing Lender shall make a Revolving Loan (any such Revolving Loan made by Swing Lender pursuant to this Section 2.3(b) being referred to as a “Swing Loan” and all such Revolving Loans being referred to as “Swing Loans”) available to Borrowers on the Funding Date applicable thereto by transferring immediately available funds in the amount of such Borrowing to the Designated Account.

(k)                Section 2.3(d)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, no Extraordinary Advance may be made by Agent (except for and excluding amounts charged to the Loan Account for interest, recurring or similar ordinary course fees, or Lender Group Expenses) if such Extraordinary Advance would cause the aggregate Revolver Usage to exceed (I) the Maximum Revolver Amount or any Lender’s Pro Rata Share of the Revolver Usage to exceed such Lender’s Revolver Commitments or (II) the Borrowing Base plus $4,000,000.

(l)                 The last sentence of Section 2.14(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Additionally, for the avoidance of doubt, it is understood and agreed that in no event shall the aggregate amount of the Increases to the Revolver Commitments exceed $0.

(m)               Schedule C-1 to the Credit Agreement is hereby amended and replaced in its entirety with the Schedule C-1 attached hereto.

2.             Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a)                Agent shall have received this Amendment duly executed and delivered by the parties hereto, in form and substance satisfactory to Agent,

(b)                each of the representations and warranties of each Loan Party or its Subsidiaries contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date),

(c)                no Default or Event of Default shall have occurred and be continuing, and

(d)                Borrowers shall have reimbursed Agent for all Lender Group Expenses incurred in connection with the transactions evidenced by this Amendment.

3.             Release; Covenant Not to Sue.

(a)                Each Loan Party party hereto hereby absolutely and unconditionally releases and forever discharges Agent and each Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party party hereto has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment arising from or in any way connected to this Amendment, the other Loan Documents, and/or the transactions contemplated hereunder or thereunder, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

(b)                Each Loan Party party hereto acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party party hereto understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)                Each Loan Party party hereto, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by each Loan Party party hereto pursuant to the above release. If any Loan Party party hereto or any of their successors, assigns or other legal representations violates the foregoing covenant, each Loan Party party hereto, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by such Released Party as a result of such violation.

4.             Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders as follows:

(a)                Organization; Powers. The Loan Parties and each of their respective Subsidiaries (a) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (b) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect and (c) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

(b)               Authorization; Enforceability. The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s corporate or other organizational power and has been duly authorized by all necessary corporate or other organizational action of such Loan Party. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with their respective terms (except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally), and are in full force and effect.

(c)                Representations and Warranties. The representations and warranties of each Loan Party or its Subsidiaries contained in the Credit Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).

(d)                No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

5.             Choice of Law. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.             Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Amendment and any notices delivered under this Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Delivery of an executed counterpart of a signature page of this Amendment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of the Amendment or notice.

7.             Reference to and Effect on the Loan Documents.

(a)                Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)                Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Parent and each Borrower to Agent and Lenders without defense, offset, claim or contribution.

(c)                The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8.             Reaffirmation and Confirmation. The Loan Parties party hereto hereby (a) acknowledge and reaffirm their respective obligations as set forth in each Loan Document (as amended by this Amendment), (b) agree to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to them set forth in each Loan Document (as amended by this Amendment), which remain in full force and effect, and (c) confirm, ratify and reaffirm that (i) the guarantees and indemnities given by them pursuant to the Credit Agreement and/or any other Loan Document continue in full force and effect, following and notwithstanding, any waiver thereto pursuant to this Amendment; and (ii) the security interest granted to Agent, for the benefit of each member of the Lender Group, in each case pursuant to the Loan Documents in all of their right, title, and interest in all then existing and thereafter acquired or arising Collateral in order to secure prompt payment and performance of the Obligations, is continuing and is and shall remain unimpaired and continue to constitute a security interest (subject to Permitted Liens) in favor of the Agent, for the benefit of each member of the Lender Group with the same force, effect and priority in effect immediately prior to entering into this Amendment.

9.             Estoppel. To induce Agent and Lenders to enter into this Amendment and to induce Agent and Lenders to continue to make advances to Borrowers under the Credit Agreement, each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim or objection in favor of any Loan Party as against Agent or any Lender with respect to the Obligations.

10.           Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11.           Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.           Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

13.           Further Assurances. Each Loan Party party hereto agrees to execute and deliver any documents, agreements, instruments, certificates, notices or any other arrangements and take any and all further action that, in each case, may be required under applicable law or that the Agent or the Required Lenders may request in order to effectuate to more fully reflect the intent of the parties hereto and the matters contemplated by this Amendment or the Credit Agreement (as amended by this Amendment) or any other Loan Documents.

[Remainder of Page Left Intentionally Blank; Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of the date first above written.

PARENT:

HUDSON TECHNOLOGIES, INC., a New York corporation

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

BORROWERS:

HUDSON HOLDINGS, INC., a Nevada corporation

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

HUDSON TECHNOLOGIES COMPANY (formerly known as ASPEN REFRIGERANTS, INC.), a Delaware corporation

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

[Hudson Technologies - Signature Page to Third Amendment to Amended and Restated Credit Agreement]

AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent and as Lender

By:	/s/ Matthew McGillycuddy
	Name:	Matthew McGillycuddy
	Title:	Its Authorized Signatory

[Hudson Technologies - Signature Page to Third Amendment to Amended and Restated Credit Agreement]

Acknowledged and agreed to as of the date first written above:

GLACIER INTERNATIONAL, INC.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

GLACIER TRADING CORP.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

HFC INTERNATIONAL, INC.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

HFC TRADERS, INC.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

RGIT TRADING CORP.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

[Hudson Technologies - Signature Page to Third Amendment to Amended and Restated Credit Agreement]

RCTI CORP.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

RCTI TRADING, INC.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

RGIT, INC.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

RGT ENTERPRISES, INC.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

RCT INTERNATIONAL, INC.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

[Hudson Technologies - Signature Page to Third Amendment to Amended and Restated Credit Agreement]

CCNY International, Inc.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

CCNY Traders, Inc.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

CCS Trading, Inc.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

NYCCS Trading Corp.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

RRC INTERNATIONAL, INC.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

[Hudson Technologies - Signature Page to Third Amendment to Amended and Restated Credit Agreement]

RRC Technical Corp.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

RRCA CoRP.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

RRCA Enterprises, INC.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

RRI Enterprises, Inc.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

RRI Trading Corp.,
a New York corporation, as a Guarantor

By:	/s/ Brian Coleman
	Name:	Brian Coleman
	Title:	President and Chief Executive Officer

[Hudson Technologies - Signature Page to Third Amendment to Amended and Restated Credit Agreement]

Schedule C-1

Commitments

Lender	Revolver Commitment	Total Commitment
Wells Fargo Bank, National Association	$40,000,000	$40,000,000
All Lenders	$40,000,000	$40,000,000